UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026

ZENAS BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42270	93-2749244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

852 Winter Street, Suite 250 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (857) 271-2954

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 10, 2026, the Board of Directors (the “Board”) of Zenas BioPharma, Inc. (the “Company”) approved the Company’s Amended and Restated Short-Term Incentive Plan (the “STI Plan”), effective as of January 1, 2026. The STI Plan is an annual discretionary cash bonus plan that offers regular full- and part-time employees of the Company and its subsidiaries the opportunity to earn bonuses based on, among other factors, Company performance and individual achievement of established goals and objectives.

The STI Plan is administered by the Board (or a committee thereof) with respect to Company executives and by the Company’s Chief Executive Officer and executive leadership team with respect to all other eligible employees. The administrator has the authority to determine eligibility criteria, establish award forms, construe the terms of the STI Plan and any award, and determine the amount of any payments in its sole discretion.

All payouts under the STI Plan are subject to the review and approval of the Board or administrator in its/their sole discretion. Payments under the STI Plan are made not later than March 15 following the end of the applicable calendar year. A participant must remain employed through the date of payment to be eligible to receive an award.

Awards under the STI Plan are subject to the Company’s Policy for Recoupment of Incentive Compensation and any other clawback or recoupment policy maintained by the Company, to the extent applicable to the participant.

The Company reserves the right to amend or discontinue the STI Plan at any time without prior notice.

The foregoing description of the STI Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the STI Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	Zenas BioPharma, Inc. Amended and Restated Short-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENAS BIOPHARMA, INC.

By:	/s/ Jennifer Fox
	Name:	Jennifer Fox
	Title:	Chief Business Officer and Chief Financial Officer

Date: February 13, 2026